July 1, 1997

                           Tax-Free USA Fund
                     Tax-Free USA Intermediate Fund
                         Tax-Free Insured Fund
                        A Class/B Class/C Class

            Supplement to Prospectus dated October 30, 1996

 The following replaces information on page 1:

     Representatives of Financial Institutions:
     Nationwide 800-659-2265

     The following replaces information under Summary of Expenses for Tax-Free USA Intermediate Fund:

                                             Tax-Free
 Annual Operating Expenses            USA Intermediate Fund
 (as a percentage of               Class A   Class B   Class C
 average daily net assets)         Shares    Shares    Shares

 Management Fees
    (after voluntary
     waivers) . . . . . . . .      0.12%*    0.12%*    0.12%**

 12b-1 Plan Expenses
    (including
     service fees). . . . . .      0.15%+    1.00%+    1.00%+

 Other Operating Expenses . . .    0.33%*    0.33%*    0.33%**
                                   -------   -------   ------
    Total Operating Expenses
       (after voluntary
       waivers). . . . . . . .     0.60%*    1.45%*    1.45%**
                                   ====      ====      ====


 * Beginning July 1, 1997, the Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Tax-Free USA Intermediate Fund and to pay certain of the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of the Fund do not exceed 0.45% (excluding the 12b-1 plan expenses). This waiver and expense limitation will extend through December 31, 1997. Effective the end of the Fund's last fiscal year, August 30, 1996 and through June 30, 1997, commitements of waiver and reimbursement by the Manager that were different from that currently in effect for the Fund were in place. The expense information set forth above has been restated to reflect the current fees. See information provided below for a complete history of the commitments of waiver and reimbursement by the Manager. If the voluntary expense waivers were not in effect, the Total Operating Expenses of Tax-Free USA Intermediate Fund A Class and Tax-Free USA Intermediate Fund B Class, as a percentage of average daily net assets, would have been 0.95% and 1.80%, respectively, reflecting Management Fees of 0.47% for the fiscal year ended August 31, 1996.

**   Other Operating Expenses for Tax-Free USA Intermediate
      Fund C Class are based upon the actual expenses incurred by Class A Shares and Class B Shares for the fiscal year ended August 31, 1996 and the voluntary waiver of fees by the Manager. If the voluntary expense waivers described in the previous note were not in effect, it is estimated that Total Operating Expenses of Tax-Free USA Intermediate Fund C Class would be 1.80%, reflecting Management Fees of 0.47%.

 +   Class A Shares, Class B Shares and Class C Shares are
      subject to separate 12b-1 Plans. Long-term shareholders of the Classes may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. See Distribution (12b-1) and Service under Management of the Funds in the Prospectus.

     The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, (2) redemption and no redemption at the end of each time period and
 (3) for Class B Shares and Class C Shares, payment of a CDSC at the time of redemption, if applicable. The following example assumes the voluntary waiver of the management fee by the Manager as discussed above.

 Tax-Free USA Intermediate Fund

             Assuming Redemption                       Assuming No Redemption


             1 year   3 years  5 years  10 years    1 year    3 years   5 years   10 years
 Class A
 Shares      $33(1)   $46      $60       $100       $33       $46      $60        $100

 Class B
 Shares      $15      $46      $79(2)    $118(2)    $35       $56      $79(2)     $118(2)

 Class C
 Shares      $15      $46      $79        $174      $25       $46      $79        $174




 (1) Generally, the Fund does not assess a redemption charge upon redemption of Class A Shares. Under certain circumstances, however, a Limited CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange in the Prospectus.

 (2) At the end of approximately five years after purchase, Tax-Free USA Intermediate Fund B Class shares will be automatically converted into Tax-Free USA Intermediate Fund A Class shares. The example above assumes conversion of Class B Shares at the end of the fifth year. However, the conversion may occur as late as three months after the fifth anniversary of purchase, during which time the higher 12b-1 Plan fees payable by Class B Shares will continue to be assessed. Information for the sixth through tenth years reflects expenses of the Class A Shares. See Automatic Conversion of Class B Shares under Classes of Shares in the Prospectus for a description of the automatic conversion feature.

     The following supplements the section of the Prospectus entitled Buying Class A Shares at Net Asset Value under Classes of Shares:

     Investors in Delaware-Voyageur Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds in the Delaware
 Group at net asset value.

     The following supplements the section of the Prospectus entitled Management of the Funds:

     From the commencement of the Fund's operations through June 30, 1993, the Manager voluntarily waived that portion, if any, of the annual management fees payable by the Fund and reimbursed the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of the Fund, including the 12b-1 expenses, did not exceed 0.25%. This waiver and expense limitation was extended to June 30, 1994, but modified, effective May 2, 1994 through December 31, 1996, to provide that annual operating expenses would not exceed 0.10% (excluding 12b-1 fees). Because 12b-1 Plan fees have been set at 0.15% by Delaware Group Tax-Free Fund, Inc.'s Board of Directors for the Tax-Free USA Intermediate Fund A Class, the amount of the voluntary waiver with respect to such Class, as modified, was equivalent to the waiver operative through May 1, 1994. Beginning January 1, 1997, the Manager elected voluntarily to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain of the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of the Fund did not exceed 0.35% (excluding the 12b-1 plan expenses). This waiver and expense limitation extended through June 30, 1997. Beginning July 1, 1997, the Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Tax-Free USA Intermediate Fund and to pay certain of the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of the Fund do not exceed 0.45% (excluding the 12b-1 plan expenses). This waiver and expense limitation will extend through December 31, 1997.


     The following revises the portfolio manager information under Management of the Funds:

     Patrick P. Coyne and Mitchell L. Conery, each a Vice President/Senior Portfolio Manager of Delaware Group Tax-Free Fund, Inc., have primary responsibility for making day-to-day investment decisions for each Fund. Mr. Coyne has been manager of Tax-Free USA Fund and Tax-Free Insured Fund since July 1, 1994 and manager of Tax-Free USA Intermediate Fund since its inception in 1993. A graduate of Harvard University with an MBA from the University of Pennsylvania=s Wharton School, Mr. Coyne joined the Delaware Group's fixed-income department in 1990. Prior to joining the Delaware Group, he was a manager of Kidder, Peabody & Co. Inc.'s trading desk, and specialized in trading high grade municipal bonds and municipal futures contracts. Mr. Coyne is a member of the Municipal Bond Club of Philadelphia. Mr. Conery joined the Delaware Group in January 1997 at which time he became co-manager of the Tax-Free USA Fund, Tax-Free Insured Fund and Tax-Free USA Intermediate Fund. Mr. Conery holds a bachelor's degree from Boston University and an MBA in Finance from the State University of New York at Albany. He has served as an investment officer with Travelers Insurance and as a research analyst with CS First Boston and MBIA Corporation.

     In making investment decisions for the Funds, Mr. Coyne and Mr. Conery regularly consult with Paul E. Suckow and other members of Delaware's fixed-income department. Mr. Suckow is Executive Vice President/Chief Investment Officer, Fixed Income of Delaware Group Tax-Free Fund, Inc. He is a CFA charterholder and a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed-income portfolio manager at the Delaware Group from 1981 to 1985. He returned to the Delaware Group in 1993 after eight years with Oppenheimer Management Corporation where he served as Executive Vice President and Director of Fixed Income.